UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 17, 2011
SEALED AIR CORPORATION
(Exact name of registrant as specified in its charter)
1-12139
(Commission File Number)

Delaware	65-0654331
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

200 Riverfront Boulevard
Elmwood Park, New Jersey	07407
(Address of Principal Executive Offices)	(Zip Code)
(Registrant’s telephone number, including area code): (201) 791-7600
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Amended and Restated Commitment Letter
Sealed Air Corporation (“Sealed Air”) entered into an amended and restated debt commitment letter dated June 17, 2011 (the “Amended Commitment Letter”) which amended and restated in its entirety the debt commitment letter dated May 31, 2011 (the “Existing Commitment Letter”) which was attached as Exhibit 10.1 to the 8-K filed on June 3, 2011 (the “Previous 8-K”). The primary change to the Existing Commitment Letter was to add financial institutions as commitment parties thereunder. On the terms and subject to the conditions set forth in the Amended Commitment Letter, Citigroup Global Markets Inc. and its affiliates, Bank of America, N.A., BNP Paribas and the Royal Bank of Scotland plc made several (and not joint) commitments to provide 50.0%, 25.0%, 12.5% and 12.5%, respectively, of the principal amount of a $750 million first-lien term loan A credit facility, a $1,550 million first-lien term loan B credit facility, a $1,500 million senior unsecured bridge facility and a $700 million first-lien revolving credit facility. The terms of the Amended Commitment Letter are substantially the same as the terms of the Existing Commitment Letter described in the Existing 8-K.
The foregoing description of the Amended Commitment Letter is included to provide you with information regarding its terms. It does not purport to be a complete description and is qualified in its entirety by reference to the full text of the Amended Commitment Letter, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.
Additional Information
This communication is being made in respect of the proposed merger involving Sealed Air and Diversey Holdings, Inc.
Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

10.1	Amended and Restated Commitment Letter, dated as of June 17, 2011, by and among Sealed Air Corporation, Citigroup Global Markets Inc., Bank of America, N.A., Merrill Lynch, Pierce, Fenner & Smith Incorporated, BNP Paribas, BNP Paribas Securities Corp., The Royal Bank of Scotland plc and RBS Securities Inc.

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEALED AIR CORPORATION
Date: June 21, 2011	By:	/s/ H. Katherine White
		Name:	H. Katherine White
		Title:	Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

10.1	Amended and Restated Commitment Letter, dated as of June 17, 2011, by and among Sealed Air Corporation, Citigroup Global Markets Inc., Bank of America, N.A., Merrill Lynch, Pierce, Fenner & Smith Incorporated, BNP Paribas, BNP Paribas Securities Corp., The Royal Bank of Scotland plc and RBS Securities Inc.